EXHIBIT 2

Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agree to (i) the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A Common Stock, par value $0.001 per share, of Charter Communications, Inc. and (ii) that this Joint Filing Agreement be included as an exhibit to such joint filing, provided that, as contemplated by Section 13d-1(k)(ii), no person shall be responsible for the completeness and accuracy of the information concerning the other persons making the filing unless such person knows or has reason to believe such information is inaccurate.

The Joint Filing Agreement may be executed in any number of counterparts all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of this 20th day of March, 2013.

Crestview, L.L.C.

By:	/s/ Ross A. Oliver
	Name:	Ross A. Oliver
	Title:	Senior Counsel & Chief Compliance Officer

Crestview Advisors, L.L.C.

By:	/s/ Ross A. Oliver
	Name:	Ross A. Oliver
	Title:	Senior Counsel & Chief Compliance Officer

Encore, LLC
By:	Crestview Partners, L.P., as member
By:	Crestview Partners GP, L.P., as general partner
By:	Crestview, L.L.C., as general partner

By:	/s/ Ross A. Oliver
	Name:	Ross A. Oliver
	Title:	Senior Counsel & Chief Compliance Officer

Crestview Partners, L.P.
Crestview Partners (PF), L.P.
Crestview Holdings (TE), L.P.
Crestview Partners (ERISA), L.P.
Crestview Offshore Holdings (Cayman), L.P.
By:	Crestview Partners GP, L.P., as general partner
By:	Crestview, L.L.C., as general partner

By:	/s/ Ross A. Oliver
	Name:	Ross A. Oliver
	Title:	Senior Counsel & Chief Compliance Officer

Crestview Partners GP, L.P.
By:	Crestview, L.L.C., as general partner

By:	/s/ Ross A. Oliver
	Name:	Ross A. Oliver
	Title:	Senior Counsel & Chief Compliance Officer

Encore (ERISA), Ltd.

By:	/s/ Ross A. Oliver
	Name:	Ross A. Oliver
	Title:	Director

Encore II, LLC
By:	Crestview Partners II, L.P., as member
By:	Crestview Partners II GP, L.P., as general partner
By:	Crestview, L.L.C., as general partner

By:	/s/ Ross A. Oliver
	Name:	Ross A. Oliver
	Title:	Senior Counsel & Chief Compliance Officer

Crestview Partners II, L.P.
Crestview Partners II (FF), L.P.
Crestview Partners II (TE), L.P.
Crestview Offshore Holdings II (Cayman), L.P.
Crestview Offshore Holdings II (FF Cayman), L.P.
Crestview Offshore Holdings II (892 Cayman), L.P.
By:	Crestview Partners II GP, L.P., as general partner
By:	Crestview, L.L.C., as general partner

By:	/s/ Ross A. Oliver
	Name:	Ross A. Oliver
	Title:	Senior Counsel & Chief Compliance Officer

Crestview Partners II GP, L.P.
By:	Crestview, L.L.C., as general partner

By:	/s/ Ross A. Oliver
	Name:	Ross A. Oliver
	Title:	Senior Counsel & Chief Compliance Officer